SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

Date of Report (Date of earliest event reported)    MARCH 26, 1997
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                                COMPSCRIPT, INC.
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             (Exact name of registrant as specified in its charter)

         FLORIDA                      0-20594               65-0506539
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(State or other jurisdiction     (Commission File         (IRS Employer
 or incorporation)                    Number)           Identification No.)

       1225 BROKEN SOUND PARKWAY N.W., SUITE A, BOCA RATON, FLORIDA 33487
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         (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code    (407) 994-8585
                                                   ----------------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 26, 1997 CompScript, Inc. ("CompScript" or the "Company") consummated a Merger Agreement between itself, Compscript Acquisition Subsidiary, Inc., a wholly-owned subsidiary of Compscript ("Subsidiary"), Hytree Pharmacy, Inc. ("Hytree"), an Ohio corporation and the shareholders of Hytree (the "Merger Agreement"). Under the Merger Agreement, Subsidiary merged with and into Hytree and each share of Hytree Common Stock was converted into 5555.5 shares of Company Common Stock for an aggregate of 850,000 shares.

         The Merger Agreement contains customary representations and warranties of the parties. The former shareholders of Hytree agreed to indemnify Hytree and CompScript against its losses and expenses incurred after the closing date due to a breach of the shareholders representations, warranties and covenants in the Merger Agreement provided that Hytree shareholders shall not be liable except to the extent that the damages to the aggrieved party caused by such an inaccuracy or breach exceed $50,000; provided that generally the maximum amount of liability for indemnification shall not exceed the fair market value on the closing date of CompScript's shares issued in the merger. CompScript has entered into employment agreements with David Hytree, Robert Hytree, Dennis Wollschlager and Joseph Lewarski, who will continue to run the operations of Hytree.

         The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Hytree are not available at the time of the filing of this Form 8-K Report. Such required financial statements will be filed no later than 60 days after the date this Report on Form 8-K is required to be filed.

         (b) Pro Forma financial information of Hytree is not available at the time of the filing of this Form 8-K Report. The required pro forma financial statements will be filed no later than 60 days after the date this Report on Form 8-K is required to be filed.

         (c) Merger Agreement dated as of March 26, 1997, by and among CompScript, CompScript Acquisition Subsidiary, Hytree Pharmacy, Inc. and the shareholders of Hytree Pharmacy, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMPSCRIPT, INC.

                                      By: /s/ BRIAN A. KAHAN
                                         -----------------------
                                         Brian A. Kahan
                                         Chief Executive Officer

DATED:  April 9, 1997

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                               INDEX TO EXHIBITS

EXHIBIT   DESCRIPTION
-------   -----------
   1 Merger Agreement dated as of March 26, 1997, by and among CompScript, CompScript Acquisition Subsidiary, Hytree Pharmacy, Inc. and the shareholders of Hytree Pharmacy, Inc.